UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 6, 2026
(Date of earliest event reported)
LABCORP HOLDINGS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	99-2588107
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street
Burlington	,	North Carolina	27215
(Address of principal executive offices)			(Zip Code)
(Registrant’s telephone number including area code) 336-229-1127
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.10 par value	LH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Labcorp Holdings Inc. (the “Company”) today announced that on February 6, 2026, the Company’s Board of Directors (the “Board”) appointed John H. Sampson, M.D., Ph.D., as a member of the Board, effective February 9, 2026. In connection with Dr. Sampson’s appointment, the Board has appointed Dr. Sampson to the Quality and Compliance Committee. Dr. Sampson will be entitled to receive compensation for his service on the Board consistent with the Company’s director compensation program, as described in the Company's most recent proxy statement, filed with the Securities and Exchange Commission on April 4, 2025.

Dr. Sampson serves as vice chancellor for health affairs and dean of the University of Colorado Anschutz School of Medicine at the CU Anschutz medical campus. Before joining the CU Anschutz School of Medicine, Dr. Sampson held senior leadership roles at Duke University Health System, where he served as senior vice president and led the Duke Health Integrated Practice. He is a practicing neurosurgeon, a member of the National Academy of Medicine, and has authored nearly 300 peer-reviewed publications, with a long track record of research focused on advancing new therapies for neurologic disease.

Item 7.01	Regulation FD Disclosure.
On February 9, 2026, the Company issued a press release announcing the appointment of Dr. Sampson to the Board. A copy of that press release is attached to, and incorporated by reference into, this current report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
Exhibit	Exhibit Name
Exhibit 99.1	Press Release dated February 9, 2026 issued by the Company
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABCORP HOLDINGS INC.
Registrant

Date: February 9, 2026	By:	/s/ KATHRYN W. KYLE
Kathryn W. Kyle
Executive Vice President, Chief Legal Officer and Corporate Secretary